[FORM OF] OLD REPUBLIC INTERNATIONAL CORPORATION STOCK OPTION AWARD AGREEMENT (2022 INCENTIVE COMPENSATION PLAN) THIS STOCK OPTION AWARD AGREEMENT, (this “Agreement”), dated as of [ ] (the “Date of Grant”), is made by and between Old Republic International Corporation, a Delaware corporation (the “Company”), and [ ] (the “Grantee” or “you” or “your”). WHEREAS, Grantee is employed by the Company or an Affiliate; WHEREAS, as a matter of separate inducement and agreement in connection with Grantee’s employment, and not in lieu of any salary or other compensation for Grantee’s services, the Company desires to enter into this Agreement with Grantee; and WHEREAS, the Company desires to grant to the Grantee, subject to the restrictions set forth herein and the Company’s 2022 Incentive Compensation Plan (the “Plan”), an option to purchase the number of shares of the Company’s Stock (this “Option”), as set forth below. NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows: ARTICLE I GRANT OF OPTION As of the Date of Grant, the Company hereby grants to you the following Option, on the terms and conditions set forth in this Agreement: Number of Option Shares Awarded: ____________ Grant Price (Fair Market Value as of Date of Grant): $ _____ /Share Expiration Date (10th anniversary of Date of Grant): ____________ ARTICLE II TERMS AND CONDITIONS OF AWARD The grant of the Option provided in Article I shall be subject to the following terms, conditions, and restrictions: 2.1 Plan. This Award is issued under the Plan and is subject to the terms and conditions set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan,

2 the terms of the Plan shall control. Any capitalized term used in this Agreement that is not defined herein shall have the meaning set forth in the Plan. You acknowledge receiving a copy of the Plan. 2.2 Vesting Schedule. The Options shall vest with respect to one-third of the shares on the first anniversary of the Date of Grant, two-thirds of the shares on the second anniversary of the Date of Grant and all of the shares on the third anniversary of the Date of Grant, subject to your continued employment or service through such date, except as otherwise provided in Section 2.4 below. The Plan contains additional terms regarding vesting that apply upon the consummation of a Change of Control that depend on whether this Award is assumed or not in the transaction. 2.3 Option Exercise. In general, you may exercise this Option, in whole or in part, with respect to the extent it is vested. Subject to Section 4.4 of the Plan, this Option is not transferrable by you other than by will or the laws of descent and distribution, and may be exercised only by you during your lifetime and while you remain an employee of or provide service to the Company and/or one of its Affiliates. Through the on-line or electronic system described at Section 3.6, you (or your representative, guardian, devisee or heir, as applicable) may exercise all or part of the vested portion of this Option in accordance with the terms hereof by giving notice of exercise to the Company and specifying the number of shares of Stock to be purchased. The Grant Price shall be paid through withholding by the Company of a portion of the shares to be acquired upon exercise of the Option with a value, determined on the date of exercise, equal to such Grant Price plus the amount required to be withheld by the Company for taxes, as provided in Section 3.7 below. 2.4 Forfeiture. In the event of the severance of your employment relationship between the Company and all Affiliates for any reason prior to vesting in accordance with Section 2.2, the unvested portion of the Option shall be automatically terminated unless such termination was due to: (i) your retirement due to Disability, (ii) your death, or (iii) the Company’s divestiture of the Affiliate that employs you as described in the Plan. In addition, if you are an employee of the Company and/or its Affiliates and you retire in good standing on or after attaining age 65 and with 10 years of service with the Company and/or its Affiliates, the Option will continue to vest for the remainder of the vesting period described in Section 2.2, subject to your ongoing compliance with any restrictive covenants contained in any agreement with, or any plan, policy, or program of, the Company and/or its Affiliates. In addition to the foregoing, the vested and unvested portion of the Option shall be automatically terminated as of the date of your severance from employment, except in the circumstances below in which the vested portion of the Option will remain exercisable for a period of time: (a) Upon your death, your executors, administrators, or any person or persons to whom the Option is transferred by will, by the laws of descent and distribution or by beneficiary designation shall have the right to exercise the Option, in whole or in part, prior to the earlier of (i) the Expiration Date or (ii) the fourth anniversary of the date of your death. (b) Upon your retirement due to Disability or retirement in good standing after attainment of a combination of age and years of service equal to 65, you shall have the right to exercise the Option, in whole or in part, prior to the earlier of (i) the Expiration Date or (ii) the

3 fourth anniversary of your retirement date. Any portion of the Option that is subject to your compliance with restrictive covenants, as described above, shall be exercisable only after it has become vested. If you subsequently die after retirement but prior to the expiration date in the prior sentence, the Option shall be fully vested and your executors, administrators, or any person or persons to whom the Option is transferred will have the same time period in which to exercise the Option, in whole or in part. (c) Upon your involuntary severance from employment without Cause, you shall have the right to exercise the vested portion of the Option, in whole or in part, prior to the earlier of (i) the Expiration Date or (ii) the fourth anniversary of the date of your involuntary severance from employment. (d) Provided you do not transfer employment to a retained Affiliate upon the divestment of the Affiliate that employs you as described in the Plan, you shall have the right to exercise the vested portion of the Option, in whole or in part, prior to the earlier of (i) the Expiration Date or (ii) the fourth anniversary of the date of the divestment. The Plan contains additional terms regarding exercisability that apply upon the consummation of a Change of Control that depend on whether this Award is assumed or not in the transaction. ARTICLE III MISCELLANEOUS 3.1 Rights as Shareholder. Unless and until any shares of Stock are issued upon exercise of the Award, the Award shall not confer to the Grantee any rights or status as a stockholder of the Company. 3.2 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if you are subject to Section 16 of the Exchange Act (those associates who are members of the Old Republic International Corporation Office of the Chief Executive Officer), the Plan, the Option, and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 3.3 Form 10K and 10Q. You acknowledge having received (or having accessed through the SEC’s EDGAR website) a copy of the Company’s most recent Form 10K and 10Q. 3.4 Receipt of Plan. Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions of the Plan and this Agreement. By accepting this Award, Grantee acknowledges and agrees that Grantee has reviewed the Plan in its entirety and has had an opportunity to obtain the advice of counsel prior to executing this Agreement and accepting the Award. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement.

4 3.5 Notices. Except as provided in Section 3.6, every notice or other communication related to this Agreement shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to both the Chief Financial Officer and the General Counsel of the Company at the principal office of the Company and, in your case, to your address appearing on the books of the Company or to your residence or to such other address as you may designate in writing. 3.6 Electronic Delivery; Online Portal. By accepting this Award, Grantee consents to receive the Plan, this Agreement, and any participant notices or communications by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or Fidelity (or any successor administrator designated by the Company). Grantee acknowledges and consents to the use of the on-line or electronic system for all administrative purposes related to this Agreement. 3.7 Withholding. The Company shall, on the date as of which the exercise of this Option becomes a taxable event for federal income tax purposes, withhold a portion of the shares otherwise deliverable upon exercise of the Option, as provided in Section 2.3 above, with a value equal to any federal, state, and local taxes required by law to be withheld on account of such taxable event in accordance with Section 12.4 of the Plan. 3.8 No Tax, Legal, or Financial Advice. The Company and its Affiliates are not providing any tax, legal or financial advice, nor are the Company and its Affiliates making any recommendations regarding your Option or the acquisition or sale of the underlying shares of Stock. You acknowledge that you are subject to the restrictions on trading in shares of Stock, including, without limitation, the Shares underlying this Award, set forth in the applicable Corporate Policy and Practice Memorandum included with the materials relating to this Award or this Agreement. You should consult with your own personal tax, legal and financial advisors. You acknowledge that the ultimate liability for all taxes related to this Award is and remains your responsibility. Such tax liability may exceed any amount actually withheld by the Company, if any, pursuant to the terms of the Plan. 3.9 No Employment or Service Obligation. Nothing contained in this Agreement shall (i) confer upon Grantee any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate Grantee’s employment or consulting or advisory relationship at any time. 3.10 Adjustment. The number of shares of Stock subject to this Agreement and the Grant Price per Share are subject to adjustment as provided for in the Plan. In no event may this Option be exercised for a fraction of a share of Stock. 3.11 Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and to you and your beneficiaries, executors, administrators, heirs, and successors.

5 3.12 Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. 3.13 Amendment. Grantee further acknowledges and agrees that this Agreement may not be modified, amended, or revised except as provided in the Plan. 3.14 Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations, and negotiations in respect thereto. 3.15 Clawback/Recovery. This Agreement and any payments hereunder are subject to recoupment in accordance with any clawback policy in effect from time to time that the Company is specifically required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. As of the Date of Grant, the Company’s clawback policy generally provides, in the event of an accounting restatement, the Company shall seek to recover, reasonably promptly, all erroneously awarded compensation from an executive officer (those associates who are members of the Old Republic International Corporation Office of the Chief Executive Officer) during the time period covered in accordance with the Section 303A.14 of The New York Stock Exchange Listed Company Manual and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended. Such determination of the amount of erroneously awarded compensation, in the case of an accounting restatement, will be made without regard to any individual knowledge or responsibility related to the accounting restatement or the erroneously awarded compensation. Notwithstanding the foregoing, if the Company is required to undertake an accounting restatement, the Company shall recover the erroneously awarded compensation unless the recovery is determined to be impracticable by the Compensation Committee in accordance with the clawback policy. The foregoing description is qualified by reference to the Company’s complete clawback policy, which policy is hereby incorporated herein by reference. The Company’s clawback policy may be amended or restated from time to time as required by the listing standards of any national securities exchange or association on which the Company’s securities are listed, as is otherwise specifically required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or as otherwise determined by the Committee. 3.16 Governing Law. The provisions of this Agreement shall be construed, administered, and governed under the laws of the state of Delaware and applicable federal law. Notwithstanding any other provision of this Agreement or the Plan, the Company shall have no liability to issue any shares under this Agreement or the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. 3.17 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Agreement and shall not be used in construing the terms of this Agreement.

6 3.18 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. [Signature Page Follows]

Signature Page to Stock Option Award Agreement IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the [ ] day of [ ]. Company: Old Republic International Corporation Grantee: [ ] By: Signature Signature Title: Date: Date: Attachment I: 2022 Incentive Compensation Plan

Attachment I 2022 INCENTIVE COMPENSATION PLAN (attached)